   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 11, 2000


                                                      REGISTRATION NO. 333-95057
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 2

                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                AVX CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                             3670                            33-0379007
   (STATE OR OTHER JURISDICTION       (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)     CLASSIFICATION CODE NUMBER)           IDENTIFICATION NUMBER)

                            ------------------------

                             801 17TH AVENUE SOUTH
                       MYRTLE BEACH, SOUTH CAROLINA 29577
                                 (843) 448-9411
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                    REGISTRANT'S PRINCIPAL EXECUTIVE OFFICE)
                            ------------------------

                             DONALD B. CHRISTIANSEN
          SENIOR VICE PRESIDENT OF FINANCE AND CHIEF FINANCIAL OFFICER
                             801 17TH AVENUE SOUTH
                       MYRTLE BEACH, SOUTH CAROLINA 29577
                                 (843) 448-9411
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                WITH COPIES TO:

                GARY C. IVEY, ESQ.                                 ALAN L. JAKIMO, ESQ.
       PARKER, POE, ADAMS & BERNSTEIN L.L.P.                         BROWN & WOOD LLP
               2500 CHARLOTTE PLAZA                               ONE WORLD TRADE CENTER
          CHARLOTTE, NORTH CAROLINA 28244                      NEW YORK, NEW YORK 10048-0557
                  (704) 372-9000                                      (212) 839-5300

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as possible after the effective date of this registration statement.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434,
please check the following box.    [ ]
                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
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


                                EXPLANATORY NOTE



     This Amendment No. 2 to Registration Statement is being filed with the Securities and Exchange Commission solely for the purpose of filing Exhibits 1.1, 5.1, 23.1, 23.2 and 23.3 herein.


                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the fees and expenses payable by the registrant and Kyocera in connection with the sale and distribution of the securities being registered, other than underwriting discounts and commissions. All of the amounts shown are estimates, except the Securities and Exchange Commission ("SEC") registration fee and the filing fee with the National Association of Securities Dealers, Inc. ("NASD").

SEC registration fee........................................  $ 81,378
NASD filing fee.............................................    30,500
Printing and engraving expenses.............................   175,000
Accountants' fees and expenses..............................    30,000
Legal fees and expenses.....................................   140,000
Blue Sky qualification fees and expenses....................     2,500
Transfer Agent and Registrar fees...........................     5,000
Miscellaneous...............................................    95,622
                                                              --------
          Total.............................................  $560,000*
                                                              ========

---------------
* Payable initially by the registrant. Kyocera will reimburse the registrant for such expenses.

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the Delaware General Corporation Law provides that a corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such officer, director, employee or agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, for criminal actions and proceedings, had no reasonable cause to believe that his conduct was unlawful. A Delaware corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such officer or director actually or reasonably incurred.

     Our Restated Certificate of Incorporation provides that no director of AVX will be personally liable to AVX or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law as currently in effect or as the same may hereafter be amended.

     Pursuant to Section 102(b)(7) of the Delaware General Corporation Law, our Restated Certificate of Incorporation eliminates the liability of our directors to AVX or its stockholders, except for liabilities related to breach of duty of loyalty, actions not in good faith and certain other liabilities.

     AVX maintains directors' and officers' liability insurance policies. Our by-laws provide for indemnification of the officers and directors of AVX to the fullest extent permitted by applicable law.

     The purchase agreement to be entered into by AVX, Kyocera and the underwriters who are parties thereto will contain certain provisions for the indemnification of, among others, controlling persons, directors and officers of AVX for certain liabilities.

ITEM 16. EXHIBIT.


EXHIBIT NO.                      DESCRIPTION OF EXHIBIT
-----------                      ----------------------
    1.1       Form of Purchase Agreement.
    5.1       Opinion of Parker, Poe, Adams & Bernstein L.L.P.
   23.1       Consent of Parker, Poe, Adams & Bernstein L.L.P. (included in Exhibit 5.1).
   23.2       Consent of PricewaterhouseCoopers LLP.
   23.3       Consent of Tomotsune Kimura & Mitomi.
  *24.1       Powers of Attorney (included on Signature Page of
                 Registration Statement).


---------------
*  Filed previously.

ITEM 17. UNDERTAKINGS.

     The undersigned registrant hereby undertakes that:

          (a) For purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          (c)(1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

             (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Myrtle Beach, South Carolina, on the 11th day of February, 2000.


                                            AVX CORPORATION

                                            By    /s/ BENEDICT P. ROSEN
                                            ------------------------------------
                                                     Benedict P. Rosen
                                                     Chairman and Chief
                                                     Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----

                          *                            Chairman Emeritus of the       February 11, 2000
-----------------------------------------------------    Board
                    Kazuo Inamori

                /s/ BENEDICT P. ROSEN                  Chairman of the Board and      February 11, 2000
-----------------------------------------------------    Chief Executive Officer
                  Benedict P. Rosen

                          *                            President and Chief Operating  February 11, 2000
-----------------------------------------------------    Officer and Director
                 John S. Gilbertson

                          *                            Senior Vice President of       February 11, 2000
-----------------------------------------------------    Finance, Chief Financial
               Donald B. Christiansen                    Officer and Treasurer and
                                                         Director

                                                       Director                                  , 2000
-----------------------------------------------------
                 Carroll A. Campbell

                          *                            Director                       February 11, 2000
-----------------------------------------------------
                  Richard Tressler

                          *                            Director                       February 11, 2000
-----------------------------------------------------
                    Kensuke Itoh

                          *                            Director                       February 11, 2000
-----------------------------------------------------
                 Rodney N. Lanthorne

                          *                            Director                       February 11, 2000
-----------------------------------------------------
                 Michihisa Yamamoto

                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----

                          *                            Director                       February 11, 2000
-----------------------------------------------------
                  Masahiro Umemura

                          *                            Director                       February 11, 2000
-----------------------------------------------------
                  Masahiro Yamamoto

                          *                            Director                       February 11, 2000
-----------------------------------------------------
                    Yuzo Yamamura

                          *                            Director                       February 11, 2000
-----------------------------------------------------
                  Yasuo Nishiguchi

                          *                            Director                       February 11, 2000
-----------------------------------------------------
                   Henry C. Lucas

             *By: /s/ BENEDICT P. ROSEN
   -----------------------------------------------
                  Benedict P. Rosen
             (Attorney-in-fact for each
              of the persons indicated)

                               INDEX TO EXHIBITS


EXHIBIT NO.                      DESCRIPTION OF EXHIBIT
-----------                      ----------------------
    1.1       Form of Purchase Agreement.
    5.1       Opinion of Parker, Poe, Adams & Bernstein L.L.P.
   23.1       Consent of Parker, Poe, Adams & Bernstein L.L.P. (included in Exhibit 5.1).
   23.2       Consent of PricewaterhouseCoopers LLP.
   23.3       Consent of Tomotsune Kimura & Mitomi.
  *24.1       Powers of Attorney (included on Signature Page of
                 Registration Statement).


---------------
*  Filed previously.